UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2025

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574-4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

As previously disclosed, on August 25, 2025, Sharps Technology, Inc. (the “Company”) entered into securities purchase agreements (the “Cash Securities Purchase Agreements”) with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company agreed to sell and issue to the Cash Purchasers in a private placement offering (the “Cash Offering”) an aggregate offering of (i) 24,338,649 shares (the “Cash Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at an offering price of $6.50 per share, (ii) pre-funded warrants (the “Cash Pre-Funded Warrants”) to purchase 16,715,385 shares of Common Stock (the “Cash Pre-Funded Warrant Shares,”) at an offering price of $6.4999 per Pre-Funded Warrant, and (iii) stapled warrants (the “Cash Stapled Warrants,” and together with the Common Stock and Cash Pre-Funded Warrants, the “Cash Securities”) to purchase 41,054,034 shares of Common Stock (the “Cash Stapled Warrant Shares,”) at an exercise price of $9.75 per Cash Stapled Warrant.

Each of the Cash Pre-Funded Warrants are immediately exercisable for one share of Common Stock at the exercise price of $0.0001 per Cash Pre-Funded Warrant Share, and may be exercised at any time until all of the Cash Pre-Funded Warrants issued in the Offerings (as defined below) are exercised in full. Each Cash Purchaser’s ability to exercise its Cash Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. Each of the Cash Stapled Warrants are immediately exercisable for one share of Common Stock at the exercise price of $9.75 per Cash Stapled Warrant Share, and may be exercised at any time until the earlier of (i) 36 months after the closing of the Offerings or (ii) all of the Cash Stapled Warrants issued in the Offerings are exercised in full.

On August 25, 2025, the Company also entered into securities purchase agreements (the “Cryptocurrency Securities Purchase Agreements,” and together with the Cash Securities Purchase Agreements, the “Securities Purchase Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers,” and together with the Cash Purchasers, the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement offering (the “Cryptocurrency Offering” and together with the Cash Offering, the “Offerings”) (i) pre-funded warrants (the “Cryptocurrency Pre-Funded Warrants” and together with the Cash Pre-Funded Warrants, the “Pre-Funded Warrants”) to purchase 22,159,638 shares of Common Stock (the “Cryptocurrency Pre-Funded Warrant Shares,” and together with the Cash Pre-Funded Warrant Share, the “Pre-Funded Warrant Shares”) at an offering price of $6.4999 per Pre-Funded Warrant, and (ii) stapled warrants (the “Cryptocurrency Stapled Warrants,” and together with the Cash Stapled Warrants, the “Stapled Warrants” to purchase 22,159,638 shares of Common Stock (the “Cryptocurrency Stapled Warrant Shares,” and together with the Cash Stapled Warrant Share, the “Stapled Warrant Shares”) at an exercise price of $9.75 per Cryptocurrency Stapled Warrant.

The exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants into Cryptocurrency Pre-Funded Warrant Shares and Cryptocurrency Stapled Warrant Shares, respectively, is subject to stockholder approval (“Stockholder Approval”) and such warrants will not be exercisable for Common Stock until such Shareholder Approval is received. Pursuant to the Cryptocurrency Securities Purchase Agreement, the Company will hold a special meeting of stockholders to obtain Stockholder Approval as soon as practicable after the closing date of this Offering. Each of the Cryptocurrency Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Cryptocurrency Pre-Funded Warrant Share, immediately exercisable following Stockholder Approval (the “Effective Date”), and may be exercised at any time on or after the Effective Date until all of the Cryptocurrency Pre-Funded Warrants issued in the Offerings are exercised in full. Each Cryptocurrency Purchaser’s ability to exercise its Cryptocurrency Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. Each of the Cryptocurrency Stapled Warrants is exercisable for one share of Common Stock at the exercise price of $9.75 per Cryptocurrency Stapled Warrant Share, immediately exercisable on or after the Effective Date, and may be exercised at any time on or after the Effective Date until the earlier of (i) 36 months after the closing of the Offerings or (ii) all of the Cryptocurrency Stapled Warrants issued in the Offerings are exercised in full.

The Company raised proceeds of approximately $410,880,000 in the Offerings. In connection with the Offerings, the Company adopted a digital asset treasury strategy under which the principal holding will be SOL, the native digital asset of the Solana blockchain (the “Treasury Strategy”).

Cantor Fitzgerald & Co. acted as the lead placement agent to the Company in connection with the Offerings and Aegis Capital Corp. acted as the co-placement agent to the Company in connection with the Offerings. Madison Global Partners, LLC acted as a non-exclusive financial advisor to the Company.

The Cash Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Stapled Warrants, and the Stapled Warrant Shares were offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Cash Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Stapled Warrants, and the Stapled Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Company intends to use the net cash proceeds from the Offerings to fund the acquisition of SOL through open market purchases only and the establishment of the Company’s Solana treasury operations, as well as for working capital, general corporate purposes and to pay all transaction fees and expenses related thereto. The Company will not use the net proceeds from the Offering: (a) for the redemption of any outstanding Common Stock or Common Stock equivalents of the Company, (b) for the settlement of any outstanding litigation or (c) in violation of the Foreign Corrupt Practices Act of 1977, as amended or the Office of Foreign Assets Control of the U.S. Treasury Department regulations. Further, the Company will maintain the net proceeds of the Offering in a separate account and shall not commingle such net proceeds with any other proceeds received by the Company from any other financing or capital raising activities.

Registration Rights Agreement

In connection with entering into the Securities Purchase Agreements, on August 25, 2025, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to use commercially reasonable efforts to file a registration statement with the U.S. Securities and Exchange Commission, within 30 days of the closing of the Offerings registering the resale of the Cash Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Stapled Warrants, the Stapled Warrant Shares, the Strategic Advisor Warrants (as defined below) and the shares of Common Stock issuable upon exercise of the Strategic Advisor Warrants (the “Strategic Advisor Warrant Shares”).

Strategic Advisor Agreements

On August 28, 2025, the Company entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with Sol Markets, a Cayman Islands exempt company (the “Strategic Advisor”), pursuant to which the Company engaged the Strategic Advisor to provide strategic advice and guidance relating to the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector for an initial term of two (2) years, which may be extended by mutual written agreement of the Company and the Strategic Advisor. Either the Company or the Strategic Advisor may terminate the Strategic Advisor Agreement upon one hundred eighty (180) days’ prior written notice or for cause, as such term is defined in the Strategic Advisor Agreement. Pursuant to the terms of the Strategic Advisor Agreement, the Company issued to the Strategic Advisor, the Strategic Advisor warrants (the “Strategic Advisor Warrants”) to purchase 6,321,367 shares of the Company’s Common Stock (the “Strategic Advisor Warrants”) which is equal to 10% of the aggregate number of shares of Cash Shares and the Pre-Funded Warrant Shares. Upon the exercise of each Stapled Warrant, the Strategic Advisor shall receive an additional grant of Strategic Advisor Warrants to purchase an amount of shares of Common Stock equal to 10% of the Stapled Warrant Shares underlying such exercised Stapled Warrant (such shares of Common Stock underlying the Strategic Advisor Warrants, the “Strategic Advisor Warrant Shares”). Sol Markets is controlled by James Zhang who is the brother of Alice Zhang, the Company’s new Chief Investment Officer and a Director of the Company.

The exercise price per share of the Strategic Advisor Warrants shall be equal to the par value of the Common Stock. The Strategic Advisor Warrants shall be exercisable, in whole or in part, at any time and from time to time, for a period of seven (7) years from the date of issuance. The Strategic Advisor Agreements also contain customary representations and warranties, confidentiality provisions and limitations on liability.

The Strategic Advisor Warrants and the Strategic Advisor Warrant Shares are being offered in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing description of the Strategic Advisor Agreements and Strategic Advisor Warrants do not purport to be complete and are qualified in their entirety by reference to the full texts of the Strategic Advisor Agreements and the Form of Strategic Advisor Warrants, copies of which are attached hereto as Exhibits, 10.4 and 4.6, respectively, and incorporated herein by reference.

Consulting Agreement

On August 28, 2025, the Company entered into consulting agreement (the “Consulting Agreement”) with Sol Edge Limited (the “Consultant”) pursuant to which the Company appointed the Consultant to provide asset management and related services with respect to the Company’s digital assets in accordance with the Company’s Treasury Strategy.

The assets subject to the Consultant Agreement consist of the net proceeds from the Offering as well as any other cash or digital assets designated by the Company as part of its treasury (the “Treasury Assets”). The Treasury Assets are held in cryptocurrency wallets established and controlled by the Company’s Consultant (or an affiliate), with custody maintained by a custodian acceptable to the Company’s strategic committee.

The Consultant is compensated according to a management fee schedule set forth in the Consultant Agreement The Company is responsible for all reasonable and documented expenses related to the operation of the Treasury Strategy, including custodial, banking, brokerage, transaction, and other related fees. The Consultant does not provide advice regarding securities, and the arrangement is structured to avoid the inclusion of securities as defined under the Investment Advisers Act of 1940.

The Consultant Agreement has a term of twenty (20) years. If the Company terminates the Consultant Agreement prior to the end of the term, or if the Consultant terminates due to a material breach by the Company, the Company is required to pay the Consultant all fees and other compensation that would have accrued through the end of the term as liquidated damages, paid monthly. The Consultant may terminate the agreement at any time for any reason with at least one hundred twenty 120 days’ prior written notice.

This arrangement is intended to provide the Company with professional management of its digital asset treasury, with a focus on maximizing return and value accretion, while maintaining robust controls and oversight over the Company’s digital assets.

Sol Edge Limited is also controlled by James Zhang.

In connection with both the Strategic Advisor Agreement and Consultant Agreement, the Board formally established the Strategic Committee, composed of Paul K. Danner and Alice Zhang, to oversee the development and execution of key strategic initiatives. The Consultant reports directly to this Committee and operates under its guidance and direction.

The foregoing descriptions of the Consultant Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Consultant Agreement, copies of which are attached hereto as Exhibits 10.5, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the Purchasers in the Securities Purchase Agreement, the offering and sale of the Cash Shares, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Stapled Warrants, the Stapled Warrant Shares, the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

Press Release on Announcing the Offering

On August 25, 2025, the Company issued a press release announcing the signing of the Securities Purchase Agreements, pricing of the Offerings and estimated aggregate gross proceeds of approximately $400 million in cash, before deducting placement agent fees and other offering expenses, to implement a Solana treasury strategy. A copy of the press release is included as Exhibit 99.1 here and is incorporated herein by reference.

On August 28, 2025, the Company issued a press release announcing the closing of the Offerings. A copy of the press release is included as Exhibit 99.2 here and is incorporated herein by reference.

Corporate Presentation

In connection with the Offering, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished as Exhibit 99.3 to this Current Report on Form 8-K. The presentation is available on the Company’s investor relations website at https://sharpstechnology.com/.

The information under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On September 1, 2025, the Board formally established the Strategic Committee, composed of Paul K. Danner and Alice Zhang, to oversee the development and execution of key strategic initiatives.

Current SOL Position

The Company’s current position in Solana is over 2 million SOL, representing its commitment within its broader digital asset strategy.

Sharps Technology intends to provide regular updates on its SOL holdings and performance metrics to ensure maximum transparency for investors.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. This Current Report on Form 8-K also includes express and implied forward-looking statements regarding the Company’s current expectations, estimates, opinions and beliefs that are not historical facts. Such forward-looking statements may be identified by words such as “believes,” “expects,” “endeavors,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “should” and “objective” and the negative and variations of such words and similar words. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty or prediction that we will achieve or are likely to achieve any particular future result. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many risks and uncertainties, including the risk that the proposed transactions described herein may not be completed in a timely manner or at all, the failure to realize the anticipated benefits of the Offerings and related transactions, including the proposed digital asset treasury strategy, economic conditions, fluctuations in the market price of SOL, the impact on the Company’s business of the evolving regulatory environment, the ability of the Company to execute on its digital asset treasury strategy, risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally as well as those risks and uncertainties identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of this Current Report on Form 8-K. Forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
4.1	Form of Cash Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
4.2	Form of Cryptocurrency Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
4.3	Form of Cash Stapled Warrant (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
4.4	Form of Cryptocurrency Stapled Warrant (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
4.5	Form of First Amendment to Series A Warrant (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
4.6	Strategic Advisor Warrant
10.1	Form of Cash Securities Purchase Agreement, dated as of August 25, 2025, between Sharps Technology, Inc. and each Purchaser (as defined therein) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
10.2	Form of Cryptocurrency Securities Purchase Agreement, dated as of August 25, 2025, between Sharps Technology, Inc. and each Purchaser (as defined therein) (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
10.3	Form of Registration Rights Agreement, dated as of August 25, 2025, between Sharps Technology, Inc. and each Holder (as defined therein) (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on August 25, 2025).
10.4	Strategic Advisor Agreement, dated August 28, 2025, between Sharps Technology, Inc. and Sol Markets
10.5	Consulting Agreement, dated August 28, 2025, between Sharps Technology, Inc. and Sol Edge Limited
99.1	Press Release, dated August 25, 2025 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on August 25, 2025)
99.2	Press Release, dated August 28, 2025
99.3	Corporate Presentation, dated August 2025. (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on August 25, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2025

SHARPS TECHNOLOGY, INC.

/s/ Paul K. Danner
Paul K. Danner
Executive Chairman (Principal Executive Officer)